CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Common Stock — 76.4%

Consumer Discretionary — 0.4%
1,000	Wynn Resorts (b)	83,366	84,750

Real Estate — 10.1%
15,616	Condor Hospitality Trust , REIT(b)	73,443	108,844
212,812	Whitestone, Class B , REIT(l)	1,857,363	2,081,301

			2,190,145

Real Estate Investment Trust — 65.9%
19,400	Bluerock Residential Growth, Class A , REIT	218,917	247,156
100,000	IQHQ, Inc. (b)(c)(d)	1,500,000	1,661,000
170,910	NexPoint Real Estate Finance (e)	3,475,535	3,329,327
36,822	NexPoint Residential Trust, Inc. , REIT(e)(l)	822,507	2,278,545
2,005	NexPoint Storage Partners, Inc. (c)(d)(e)	1,689,782	2,356,824
55,029	United Development Funding IV , REIT(b)(c)(d)	121,287	58,331
26,750	Uniti Group , REIT(l)	306,774	330,897
85,684	Vinebrook (c)(d)(e)	2,603,874	4,104,253

			14,366,333

	Total Common Stock (Cost $12,752,851)		16,641,228

Preferred Stock — 10.2%

Real Estate Investment Trust — 10.2%
1,508	Creek Pine Holdings, LLC, REIT 10.25%(c)(d)(f)	1,505,225	2,212,613

	Total Preferred Stock (Cost $1,505,225)		2,212,613

LLC Interest — 9.9%

Real Estate — 9.9%
12,342	NREF OP I, L.P. , REIT(e)	246,838	240,421
2,000,000	SFR WLIF I, LLC (c)(d)(e)	2,000,000	1,920,054

			2,160,475

	Total LLC Interest (Cost $2,246,838)		2,160,475

Asset-Backed Securities — 0.9%
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (a)(c)(d)(g)(h)(k)	191,049	103,750

Shares		Amortized Cost ($)	Value ($)
Asset-Backed Securities (continued)
250,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (a)(g)(h)(k)	200,050	102,813

	Total Asset-Backed Securities (Cost $391,099)		206,563

Agency Collateralized Mortgage Obligation — 0.2%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.09%, 9/25/2046 (a)(h)(i)	36,527	46,566

	Total Agency Collateralized Mortgage Obligations (Cost $36,527)		46,566

Cash Equivalents — 2.0%

Money Market Fund — 2.0%
442,555	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%(j)	442,555	442,555

	Total Cash Equivalents (Cost $442,555)		442,555

Total Investments - 99.6%			21,710,000

(Cost $17,375,095)

Securities Sold Short— (0.5)%

Common Stock — (0.5)%

Real Estate — (0.5)%
(5,000)	Independence Realty Trust, Inc.		(101,750)

	Total Securities Sold Short- (0.5)% (Proceeds $98,840)		(101,750)

Other Assets & Liabilities, Net - 0.9%			186,729

Net Assets - 100.0%			21,794,979

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(b)	Non-income producing security.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2021	NexPoint Real Estate Strategies

(c)

Securities with a total aggregate value of $12,416,825, or 57.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $12,416,825, or 57.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2021. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $14,229,424, or 65.3% of net assets, were affiliated with the Fund as of September 30, 2021.
(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2021, these securities amounted to $206,563 or 0.9% of net assets.

(h)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(i)	As of September 30, 2021, investments with a total aggregate value of $46,566 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(j)	Rate shown is 7 day effective yield.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2021. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 0.08025% and 3months equal to 0.12388%.

(l)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $1,453,420.

LLC — Limited Liability Company

Ltd. — Limited

REIT — Real Estate Investment Trust

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2021	NexPoint Real Estate Strategies

Reverse Repurchase Agreements outstanding as of September 30, 2021 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value

Mizuho Securities	FHLMC Multifamily Structured Pass Through Certificates, Series K97, Class X3, 9/25/2046	1.09	9/16/2021	$(31,029)	$(47,091)	$(31,000)

Total Reverse Repurchase Agreements					$(47,091)	$(31,000)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the three months ended September 30, 2021. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2021, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, senior loans, corporate bonds and notes, common stocks, preferred stocks, LLC interest, collateralized mortgage obligations and cash equivalents. The fair values of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2021 is as follows:

	Total value at September 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Nexpoint Real Estate Strategies Fund
Assets
Common Stock
Consumer Discretionary	$84,750	$84,750	$–	$–
Real Estate	2,190,145	2,190,145	–	–
Real Estate Investment Trust	14,366,333	6,185,925	–	8,180,408
Preferred Stock
Real Estate Investment Trust	2,212,613	–	–	2,212,613
LLC Interest	2,160,475	–	240,421	1,920,054
Asset-Backed Securities	206,563	–	102,813	103,750
Agency Collateralized Mortgage Obligations	46,566	–	46,566	–
Cash Equivalents	442,555	442,555	–	–

Total Assets	21,710,000	8,903,375	389,800	12,416,825

Liabilities
Securities Sold Short
Common Stock
Real Estate	(101,750)	(101,750)	–	–

Total Liabilities	(101,750)	(101,750)	–	–

Total	$21,608,250	$8,801,625	$389,800	$12,416,825

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2021.

Issuer	Balance as of December 31, 2020	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Ending Value as of September 30, 2020	Change in Unrealized Appreciation(Depreciation) from Investments held at September 30, 2021

Preferred Stock
Creek Pine Holdings, LLC	$2,049,615	$-	$-	$-	$-	$162,998	$-	$-	$-	$2,212,613	$ 162,998

Common Stock
United Development Funding IV	63,283	-	-	-	-	(4,952)	-	-	-	58,331	(4,953)
IQHQ, Inc.	1,661,000	-	-	-	-	-	-	-	-	1,661,000	-
Vinebrook	2,763,427	-	-	-	-	958,497	382,329	-	-	4,104,253	958,497
NexPoint Storage Partners, Inc.	2,132,489	-	-	-	-	480,127	-	-	(255,792)	2,356,824	480,127

LLC Interest

SFR WLIF I, LLC	1,628,300	-	-	-	-	291,754	-	-	-	1,920,054	291,754

Asset-Backed Securities

CIFC Funding, Ltd.	121,789	-	-	-	-	(18,039)	-	-	-	103,750	(21,837)

Total	$10,419,903	$-	$-	$-	$-	$1,870,385	$382,329	$-	$(255,792)	$12,416,825	$ 1,866,586

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the nine months ended September 30, 2021, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at	Valuation	Unobservable	Input Value(s)
	September 30, 2021	Technique	Inputs

Preferred Stock	$2,212,613	Discounted Cash Flow	Discount Rate	11.0%

LLC Interest	1,920,054	Net Asset Value	N/A	N/A

Common Stock	8,180,408	Transaction Indication of Value	Transaction Price per Share	$16.61

			Offer Price Per Share	$1.10

		Discounted Cash Flow	Discount Rate	9.70%

		Net Asset Value	N/A	N/A

Asset-Backed Securities	103,750	Third Party Indication of Value	Broker Quote	Various

Total	$12,416,825

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the discount rate, offer price per share, and transaction price per share. A Significant increase (decrease) in in these inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock positions is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s asset backed security positions is the broker quote. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Real Estate Strategies

sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/Depreciation	Ending Value as of September 30, 2021	Shares at September 30, 2021	Affiliated Income

Other Affiliates

Vinebrook (Common Stocks)	75,586	$2,763,427	$-	$-	$382,329	$-	$-	$-	$958,497	$4,104,253	85,684	$132,329

NexPoint Residential Trust, Inc. REIT (Common Stocks)	36,822	1,557,939	-	-	-	-	(29,987)	-	750,593	2,278,545	36,822	2,241

NexPoint Real Estate Finance (Common Stocks)	65,700	1,085,364	-	-	2,234,692	-	-	-	9,271	3,329,327	170,910	143,597

NREF OP I, L.P. REIT (LLC Interest)	12,342	203,889	-	-	-	-	-	-	36,532	240,421	12,342	14,810

NexPoint Real Estate Finance Operating Partnership, L.P. REIT (LLC Interest)	105,211	1,738,083	-	-	-	(2,234,710)	-	149,431	347,196	-	-	99,950

NexPoint Storage Partners, Inc.	2,005	2,132,489	-	-	-	-	(255,792)	-	480,127	2,356,824	2,005	(282,662)†

SFR WLIF I, LLC	2,000,000	1,628,300	-	-	-	-	-	-	291,754	1,920,054	2,000,000	118,278

Total	2,297,666	$11,109,491	$-	$-	$2,617,021	$(2,234,710)	$(285,779)	$149,431	$2,873,970	$14,229,424	2,307,763	$228,543

† Prior year return of capital adjustment of $(282,662), resulting in the Fund reporting a negative value for income received from NexPoint Storage Partners, Inc. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 79.4%

COMMUNICATION SERVICES — 0.2%
47,100	Loral Space & Communications, Inc. (a)	2,025,771

ENERGY — 0.2%
505,000	NextDecade Corp. (a)(b)	1,403,900
40	Transocean (b)	151

		1,404,051

FINANCIAL — 0.0%
47,996	American Banknote Corp. (c)(d)	109,911

HEALTHCARE — 0.6%
222,180	Aerie Pharmaceuticals, Inc. (a)(b)	2,532,852
242,950	Heron Therapeutics, Inc. (b)	2,597,136
50,000	Paratek Pharmaceuticals, Inc. (b)	243,000

		5,372,988

INDUSTRIALS — 0.3%
8	Pendrell Corp. (b)	2,164,000

MATERIALS — 0.3%
64,000	Loma Negra Cia Industrial Argentina ADR (a)(b)	456,320
356,875	MPM Holdings, Inc. (b)	1,784,375

		2,240,695

REAL ESTATE — 77.7%
667,680	Allenby (b)(c)(d)(e)	—
2,232,640	Claymore (b)(c)(d)(e)	—
164,149	Cresud SACIF y A ADR (a)(b)	796,123
132,180,795	NexPoint Real Estate Capital (c)(d)(e)	37,248,548
430,658,824	NexPoint Real Estate Opportunities, LLC , REIT(c)(d)(e)	491,166,389
85,901	NexPoint Residential Trust , REIT(a)(e)	5,315,554
86,369	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	101,513,804
1,763,581	United Development Funding IV , REIT(b)(c)(d)(e)	1,869,396
1,181,128	Whitestone, Class B , REIT(a)	11,551,432

		649,461,246

UTILITIES — 0.1%
327,750	Central Puerto ADR (a)(b)	1,016,025
6,477	Vistra Energy Corp. (a)	110,757

		1,126,782

	Total Common Stock (Cost $638,087,269)	663,905,444

LLC Interest — 36.9%
1,757,157	NHF TRS, LLC(c)(d)(e)	236,010,777
40,322,605	SFR WLIF I, LLC(c)(d)(e)	38,710,790
26,968,904	SFR WLIF II, LLC(c)(d)(e)	26,047,188
7,708,491	SFR WLIF III, LLC(c)(d)(e)	7,192,947

	Total LLC Interest (Cost $403,789,817)	307,961,702

Collateralized Loan Obligations — 0.3%
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2022	451,124

Shares		Value ($)
Collateralized Loan Obligations (continued)
3,504,143	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 0.68%, 11/25/2051 (f)	2,417,859

	Total Collateralized Loan Obligations (Cost $2,136,732)	2,868,983

Rights — 0.3%

UTILITIES — 0.3%
1,624,994	Texas Competitive Electric Holdings Co., LLC (b)	2,214,054

	Total Rights (Cost $5,000,539)	2,214,054

Corporate Bonds & Notes — 0.2%

COMMUNICATION SERVICES — 0.0%
	iHeartCommunications, Inc.
26,446	6.38%, 05/01/26	27,950
49,013	8.38%, 05/01/27	52,444

		80,394

ENERGY — 0.0%
	Ocean Rig UDW, Inc.
18,439,000	7.25%, 04/01/19 (c)(d)(f)(g)	—
	Sable Permian Resources Land
681	7.38%, 11/01/21 (f)(g)	7

		7

REAL ESTATE — 0.2%
	CBL & Associates
2,000,000	5.95%, 12/15/26 (g)	1,388,630

	Total Corporate Bonds & Notes (Cost $17,144,821)	1,469,031

Warrants — 0.1%

ENERGY — 0.0%
4,071	Arch Resources, Expires 10/08/2023(b)	150,627

INDUSTRIALS — 0.1%
8,371,900	American Airlines Group, Inc., Expires (b)	586,033

INFORMATION TECHNOLOGY — 0.0%
179,322	Avaya Holdings, Expires 12/18/2022(b)	408,854

	Total Warrants (Cost $251,698)	1,145,514

Sovereign Bond — 0.0%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	29,152

	Total Sovereign Bonds (Cost $42,739)	29,152

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

Shares		Value ($)
U.S. Senior Loans (h) — 0.0%
GAMING/LEISURE — 0.0%
8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (c)(d)(g)	—
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/22 (c)(d)	163,589

		163,589

UTILITIES — 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (c)(d)(i)	118,415

		118,415

	Total U.S. Senior Loans (Cost $10,675,916)	282,004

Cash Equivalents — 0.4%

MONEY MARKET FUND(j) — 0.4%
3,001,060	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	3,001,060

	Total Cash Equivalents (Cost $3,001,060)	3,001,060

Total Investments - 117.6%		982,876,944

(Cost $1,080,130,591)

Securities Sold Short— (0.1)%

Common Stock — (0.1)%

INFORMATION TECHNOLOGY — (0.1)%
(5,440)	Coupa Software (k)	(1,192,339)

	Total Common Stock (Proceeds $1,530,648)	(1,192,339)

	Total Securities Sold Short - (0.1)% (Proceeds $1,530,648)	(1,192,339)

Other Assets & Liabilities, Net - (17.5)%(l)		(145,886,145)

Net Assets - 100.0%		835,798,460

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $25,208,734.
(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $940,151,754, or 112.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $940,151,754, or 112.5% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2021. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $945,075,393, or 113.1% of net assets, were affiliated with the Fund as of September 30, 2021.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2021, these securities amounted to $2,417,865 or 0.3% of net assets.

(g)	The issuer is, or is in danger of being, in default of its payment obligation.
(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2021, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.08% and 0.12%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	Represents value held in escrow pending future events. No interest is being accrued.
(j)	Rate shown is 7 day effective yield.
(k)	No dividend payable on security sold short.
(l)	As of September 30, 2021, $– in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

USD — U.S. Dollar

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Company”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2020. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management Company Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period. Under this program, the Fund repurchased 414,604 shares through April 2020, at an average price of $8.67, for a total investment of $3.6 million. Upon retirement of the repurchased shares, the net asset value was $6.8 million, or $16.61 per share.

On April 24, 2020, the Company’s Board of Trustees (the “Board”) authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period. Under this program, the Company repurchased 98,600 shares through December 31, 2020, at an average price of $10.18, for a total investment of $1.0 million. Upon retirement of the repurchased shares, the net asset value was $1.8 million, or $17.51 per share. The Company’s share repurchase program was superseded as of October 13, 2020, when the Board approved the Exchange Offer (defined below).

The Company is in the process of converting to a diversified real estate investment trust (“REIT”). On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is realigning its portfolio so that it is no longer an “investment company” under the Investment 1940 Act. On March 31, 2021, the Company filed an application with the SEC for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). During the SEC’s review process, the Company will continue to be structured as a registered closed-end investment company. The Company has repositioned its investment portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT.

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021. Pursuant to the terms of the Exchange Offer, the Company purchased 8,750,121.132 Common Shares at a price of $12.00 per Common Share, for an aggregate purchase price of approximately $105 million.

As part of the Exchange Offer consideration, the Company issued 3,359,593 Series A Preferred Shares, with an aggregate liquidation preference of $83,989,825. The remainder of the Exchange Offer consideration consisted of approximately $21 million in cash. Egan-Jones Ratings Company assigned an investment grade corporate rating of BBB- to the Series A Preferred Shares and a rating of BBB to the Company. Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.50% of the $25.00 per share liquidation preference and will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning with the first payment on March 31, 2021.

Valuation of Investments

In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Company’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2021, the Company’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, warrants, and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are prices at their acquisition cost, and assess for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Company’s assets as of September 30, 2021 is as follows:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

	Total value at September 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

NexPoint Strategic Opportunities Fund

Assets

Common Stock
Communication Services	$2,025,771	$2,025,771	$–	$–
Energy	1,404,051	1,404,051	–	–
Financial	109,911	–	–	109,911
Healthcare	5,372,988	5,372,988	–	–
Industrials	2,164,000	–	2,164,000	–
Materials	2,240,695	456,320	1,784,375	–
Real Estate	649,461,246	17,663,109	–	631,798,137
Utilities	1,126,782	1,126,782	–	–
LLC Interest	307,961,702	–	–	307,961,702
Collateralized Loan Obligations	2,868,983	–	2,868,983	–
Rights
Utilities	2,214,054	–	2,214,054	–
Corporate Bonds & Notes
Communication Services	80,394	–	80,394	–
Energy	7	–	7	–
Real Estate	1,388,630	–	1,388,630	–
Warrants
Energy	150,627	–	150,627	–
Industrials	586,033	–	586,033	–
Information Technology	408,854	–	408,854	–
U.S. Senior Loans
Gaming/Leisure	163,589	–	–	163,589
Utilities	118,415	–	–	118,415
Sovereign Bonds	29,152	–	29,152	–
Cash Equivalents	3,001,060	3,001,060	–	–

Total Assets	982,876,944	31,050,081	11,675,109	940,151,754

Liabilities
Securities Sold Short
Common Stock
Information Technology	(1,192,339)	(1,192,339)	–	–

Total Liabilities	(1,192,339)	(1,192,339)	–	–

Total	$981,684,605	$29,857,742	$11,675,109	$940,151,754

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2021.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

		Balance as of December 31, 2020	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/(Discount)	Net Realized Gains/Losses	Change in Unrealized Gains/(Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments at September 30, 2021
NexPoint Strategic Opportunities Fund

U.S. Senior Loan

	Communication Services	$ 25,824,939	$-	$-	$-	$-	$ (25,824,939)	$-	$-	$-	$-	$(25,868,479)

	Gaming/Leisure	13,884,722	-	-	-	-	(13,721,133)	-	-	-	163,589	(17,814,686)

	Metals & Materials	-	-	-	-	-	-	-	-	-	-	(1,118,873)

	Real Estate	34,721,607	-	-	-	-	(34,721,607)	-	-	-	-	(34,721,607)

	Utilities	-	118,415	-	-	-	-	-	-	-	118,415	-

Corporate Bonds & Notes

	Energy	-(1)	-	-	-	-	-	-	-	-	-	1,272,291

Warrant		-

	Industrials	-	-	-	-	-	-	-	-	-	-	1,078

Preferred Stock		-

	Financial	41,304,066	-	-	-	-	(41,304,066)	-	-	-	-	(34,700,379)

	Real Estate	25,149,799	-	-	-	-	(25,149,799)	-	-	-	-	(28,906,962)

	Real Estate Investment Trust	-(1)	-	-	-	-	-	-	-	-	-	(2,566,724)

LLC Interest		-

	Real Estate	153,742,923	-	-	-	-	154,218,770	-	-	-	307,961,702	159,982,256

Collateralized Loan Obligation		4,623,353	-	(451,124)	-	-	(4,172,229)	-	-	-	-	(3,224,837)

Common Stock		-

	Communication Services	43,813,706	-	-	-	-	(43,813,706)	-	-	-	-	(50,818,959)

	Financial	51,366,085	-	-	-	-	(51,256,174)	-	-	-	109,911	(58,537,823)

	Gaming/Leisure	2,259,265	-	-	-	-	(2,259,265)	-	-	-	-	(4,518,530)

	Materials	-	-	-	-	-	-	-	-	-	-	(1,070,363)

	Real Estate	256,313,762	-	-	-	-	96,763,331	318,633,948	-	(39,912,904)	631,798,137	181,129,019

	Utilities	-(1)	-	-	-	-	-	-	-	-	-	-

Foreign Corporate Bonds & Notes

	Netherlands	-(1)	-	-	-	-	-	-	-	-	-	-

Exchange Traded Fund		-	-	-	-	-	-	-	-	-	-	-

Total		$ 653,004,227	$ 118,415	$(451,124)	$ -	$ -	$ 8,759,192	$318,633,948	$ -	$(39,912,904)	$940,151,754	$ 79,516,422

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the three months ended September 30, 2021, there were two U.S. Senior Loan positions that transferred in to Level 3. There was one Collateralized Loan Obligation position that transferred

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Input Value(s)

Common Stock	$631,908,048	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)

			Multiple of EBITDA	3.00x-8.00x (5.5x)

		Discounted Cash Flow	Discount Rate	7.25% - 22.0% (10.46%)

		Transaction Indication of Value	Enterprise Value ($mm)	$841.00

			Subscription Price per Share	$16.61

			Offer Price Per Share	$1.10

		Direct Capitalization Method	Capitalization Rates	5.75% - 9.8% (7.47%)

		Net Asset Value	N/A	N/A

U.S. LLC Interest	307,961,702	Discounted Cash Flow	Discount Rate	1.49% - 5.43% (3.46%)

		Net Asset Value	N/A	N/A

U.S. Senior Loans	282,004	Discounted Cash Flow	Discount Rate	11.00%

		Transaction Indication of Value	Net purchase price ($mm)	$7.00
		Third Party Indication of Value	Broker Quote	Various

Total	$ 940,151,754

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of September 30, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the price/MHz-PoP multiple, EBITDA multiple, discount rate, enterprise value, subscription price, tender offer, and capitalization rates. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

writing the option, a capital loss. The Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2021.

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/Depreciation	Ending Value as of September 30, 2021	Shares at September 30, 2021	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	147,179,635	$156,117,854	$318,351,435	$-	$(79,348,861)	$-	$96,045,961	$491,166,389	430,658,824	$(5,654,753)
NexPoint Real Estate Capital	131,663,561	63,627,732	69,444,148	-	(29,726,146)	-	(66,097,186)	37,248,548	132,180,795	(10,280,472)
Specialty Financial Products, Ltd. (Common Stocks)	48,258,624	51,294,091	1,468,845	(50,434,048)	-	-	(2,328,888)	-	-	-

Other Affiliates			-	-	-	-

SFR WLIF I, LLC	40,322,605	32,828,649	-	-	-	-	5,882,141	38,710,790	40,322,605	2,384,648

SFR WLIF II, LLC	26,968,904	22,089,420	-	-	-	-	3,957,768	26,047,188	26,968,904	1,604,550
SFR WLIF III, LLC	7,708,491	6,973,255	-	-	-	-	219,692	7,192,947	7,708,491	358,307
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	16,021,295	-	(94,760,075)	-	-	78,738,780	-	-	145,343
NexPoint Residential Trust, Inc.	84,300	3,566,733	115,975	-	(70,568)	-	1,703,414	5,315,554	85,901	45,474
NexPoint Hospitality Trust	13,571,131	4,885,607	-	-	-	-	(4,885,607)	-	-	-

NREF OP I REIT	397,240	6,562,400	-	-	-	-	(6,562,400)	-	-	-

JCAP Holdco, LLC	86,369	91,851,599	-	(91,851,599)	-	-	-	-	-	-
NexPoint Real Estate Finance Operating Partnership, L.P.	3,247,510	53,648,860	-	-	-	-	(53,648,860)	-	-	-
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	25,957,740	69,638,645	2,239,534	(28,065,479)	-	-	(43,812,700)	-	-	2,242,158
United Development Funding IV	1,763,581	2,028,118	-	-	-	-	(158,722)	1,869,396	1,763,581	-
NexPoint Storage Partners, Inc.	-	-	91,851,599	-	(14,576,341)	-	24,238,546	101,513,804	86,369	(8,244,246)

NHF TRS, LLC	-	-	312,973,132	-	-	-	(76,962,355)	236,010,777	1,757,157	-

Other Controlled			-	-	-	-
Allenby (Common Stocks)	663,296	1	4,384	-	-	-	(4,385)	-	667,680	-
Claymore (Common Stocks)	2,204,511	2	28,129	-	-	-	(28,131)	-	2,232,640	-
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	34,721,607	34,721,607	12,000,000	(38,721,607)	-	-	(8,000,000)	-	-	602,326

Total	496,562,635	$615,855,868	$808,477,181	$(303,832,808)	$(123,721,916)	$-	$(51,702,932)	$945,075,393	644,432,947	$(16,796,665)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2021	NexPoint Strategic Opportunities Fund

Subsequent Events

Effective November 8, 2021, the NexPoint Strategic Opportunities Fund changed its name to the NexPoint Diversified Real Estate Trust.

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.